UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: April 19, 2021 (April 19, 2021)
(Date of earliest event reported)

NIC Inc.
(Exact Name of Issuer as Specified in Charter)

Delaware	000-26621	52-2077581
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061
(Address of Principal Executive Offices)

(877) 234-3468
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	EGOV	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 19, 2021, NIC Inc. (the “Company” or “NIC”) held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals described in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 17, 2021.  As disclosed in the Proxy Statement, as of the close of business on March 16, 2021, the record date for the Special Meeting, there were 67,905,010 shares of NIC’s common stock issued and outstanding and entitled to vote at the Special Meeting.  A total of 54,002,374 shares of NIC’s common stock, representing approximately 79.5% of the shares issued and outstanding and entitled to vote, and constituting a quorum, were represented in person or by valid proxies at the Special Meeting.  The final voting results for each of the proposals submitted to a vote of stockholders at the Special Meeting are as follows:
Proposal 1:  NIC’s stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of February 9, 2021, as may be amended from time to time (the “Merger Agreement”), by and among NIC, Tyler Technologies, Inc. (“Tyler Technologies”), and Topos Acquisition, Inc., pursuant to which Topos Acquisition, Inc. will merge (the “Merger”) with and into NIC, and NIC will continue as the surviving company and an indirect, wholly-owned subsidiary of Tyler Technologies.  Proposal 1 was approved by the votes set forth in the table below:

For	Against	Abstained
52,675,185	1,232,505	94,684
Proposal 2:  NIC’s stockholders approved the proposal to approve, on a non-binding advisory basis, specified compensation that may be paid or become payable to NIC’s named executive officers in connection with the Merger and contemplated by the Merger Agreement.  Proposal 2 was approved by the votes set forth in the table below:
For	Against	Abstained
50,042,288	3,339,722	620,364
Proposal 3:  In connection with the Special Meeting, NIC also solicited proxies with respect to a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.  Because there were sufficient votes represented at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement, the proposal to approve one or more adjournments of the Special Meeting was moot and was not presented for approval by NIC’s stockholders at the Special Meeting.
Item 8.01	Other Events.
On April 19, 2021, the Company issued a press release announcing the results of the Special Meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the transaction, including the risks that (a) the transaction may not be consummated within the anticipated time period, or at all, and (b) other conditions to the consummation of the transaction under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on NIC or its business, including the risks that NIC’s stock price may decline significantly if the transaction is not completed; (3) the effects that the announcement or pendency of the merger may have on NIC and its business, including the risks that as a result (a) NIC’s business, operating results or stock price may suffer, (b) NIC’s current plans and operations may be disrupted, (c) NIC’s ability to retain or recruit key employees may be adversely affected, (d) NIC’s business relationships (including, customers and suppliers) may be adversely affected, or (e) NIC’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on NIC’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against NIC and others; (6) the risk that the merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of NIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as updated or supplemented by subsequent reports that NIC has filed or files with the U.S. Securities and Exchange Commission.  Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. NIC does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.
Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 19, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC INC.

Date: April 19, 2021	By:	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer